UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5171 Clareton Drive Agoura Hills, CA		91301
(Address of principal executive offices)		(Zip Code)

(818) 706-3525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On May 9, 2008, DTS, Inc. (the “Company”), Beaufort California, Inc. (“BC”), and Beaufort International Group PLC (“BI”), entered into a n Asset Purchase Agreement (the “Agreement”) providing for the sale of substantially all of the Company’s assets used predominantly in the conduct of the Company’s digital cinema business (the “DC Business”) to BC and the assumption by BC of certain liabilities of the DC Business.  The sale was consummated the same day.  Pursuant to the terms of the Agreement, the Company received cash consideration of approximately $3.25 million at closing and could receive $11.75 million in additional consideration.  The Agreement contains customary representations, warranties and covenants.

The DC Business is focused on meeting customer needs in the burgeoning digital cinema space.  There is no material relationship, other than in respect of the Agreement, between the Company and its affiliates, or any director or officer of the Company, or any associate of any such director or officer on the one hand, and BC or BI on the other hand.

This summary description of the Agreement and the transaction is not complete and is qualified in its entirety by the complete text of the Agreement, a copy of which is being filed as Exhibit 10.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets

The information set forth above in response to Item 1.01 is incorporated in its entirety herein.

Item 9.01                                             Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information

The following unaudited pro forma condensed consolidated balance sheet is based upon and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company.  The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2008 gives effect to the closing of  (1) the transactions contemplated by the Agreement and (2) the transactions contemplated by that certain Stock Purchase Agreement entered into as of April 4, 2008 by and among the Company, DTS Digital Images, Inc. (“DI”), and Reliance Big Entertainment Private Limited.

The results of operations of the DC Business and DI have been classified as discontinued operations for all periods presented in the audited historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). Accordingly, there are no pro forma adjustments to continuing operations necessary to reflect the Company’s sale of the DC Business and DI, and as such, the Company has not included a pro forma statement of operations in this Item 9.01(b).

In accordance with SFAS 144, the assets and liabilities of the DC Business and DI were classified as held for sale on the Company’s consolidated balance sheet from March 31, 2007 in the Company’s Quarterly Report on Form 10-Q through March 31, 2008 in the Company’s Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 has been prepared as if the sales of the DC Business and DI had been consummated on March 31, 2008 and is based upon currently available information, estimates and assumptions that are deemed appropriate by the Company’s management. The unaudited pro forma condensed consolidated balance sheet may be subject to adjustments based on the actual carrying values of net assets sold at the date of closing, among other considerations, and is not necessarily indicative of the results that would have been reported had such transaction actually occurred on the date specified, nor is it necessarily indicative of our future financial condition.

The unaudited pro forma condensed consolidated balance sheet is prepared in accordance with Article 11 of Regulation S-X, and is based on and should be read in conjunction with, and is qualified in its entirety by, the historical consolidated financial statements and notes thereto of the Company.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF March 31, 2008

(UNAUDITED - AMOUNTS IN THOUSANDS)

DTS, Inc.

Pro Forma Consolidated Balance Sheet

	As	Disposition Adjustments
	Reported	DC Business		DI		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$44,924	$3,250	(A)	$7,500	(B)	$55,674
Short-term investments	12,874					12,874
Accounts receivable, net	8,355					8,355
Deferred income taxes	6,368					6,368
Prepaid expenses and other current assets	1,253					1,253
Income taxes receivable, net	2,060					2,060
Assets of discontinued operations held for sale	9,088	(8,038	)(C)	(1,050	)(C)	—
Total current assets	84,922	(4,788)		6,450		86,584
Property and equipment, net	5,845					5,845
Intangible assets, net	2,372					2,372
Deferred income taxes	6,474					6,474
Long-term investments	28,286					28,286
Other assets	2,430					2,430
Assets of discontinued operations held for sale	8,624	(1,788	)(C)	(6,836	)(C)	—
Total assets	$138,953	$(6,576)		$(386)		$131,991

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$919					$919
Accrued expenses and other current liabilities	4,537	400	(D)			4,937
Liabilities of discontinued operations held for sale	6,888	(6,502	)(C)	(386	)(C)	—
Total current liabilities	12,344	(6,102)		(386)		5,856
Other long-term liabilities	2,453					2,453
Liabilities of discontinued operations held for sale	474	(474	)(C)			—

Stockholders’ equity:
Common stock and additional paid-in capital	141,558					141,558
Treasury stock, at cost	(22,670)					(22,670)
Accumulated other comprehensive income	198					198
Retained earnings	4,596					4,596
Total stockholders’ equity	123,682	—		—		123,682

Total liabilities and stockholders’ equity	$138,953	$(6,576)		$(386)		$131,991

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

NOTE 1 – BASIS OF PRESENTATION

Historical financial information of the Company as of March 31, 2008 has been derived from unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 12, 2008.

NOTE 2 – PRO FORMA BALANCE SHEET ADJUSTMENTS

(A) To reflect the total cash proceeds received upon the closing of the sale of the DC Business of $3.25 million.

(B) To reflect the total cash proceeds received from the sale of DI of $7.5 million.

(C) To reflect the elimination of the assets sold and liabilities disposed in the sale of the DC Business and DI based on the balances recorded as of March 31, 2008.

(D) To reflect transaction costs directly attributable to the sale of the DC Business.

(d)                                 Exhibits

10.1                           Asset Purchase Agreement, dated May 9, 2008, among DTS, Inc., Beaufort California, Inc., and Beaufort International Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: May 15, 2008
/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated May 9, 2008, among DTS, Inc., Beaufort California, Inc., and Beaufort International Group, Inc.